UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/30/2008

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24630

Iowa	42-1206172
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)

319-356-5800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 30, 2008, the Company issued a press release detailing the results of operations for the quarter and the nine months ended September 30, 2008 and its financial condition as of that date. The Company also reported that its board of directors had declared a cash dividend of $0.1525 per share payable on December 15, 2008, to shareholders of record as of December 1, 2008.

Item 9.01.    Financial Statements and Exhibits

A copy of the October 30, 2008 press release is provided as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidWestOne Financial Group, Inc.

Date: October 30, 2008	By:	/s/ David A. Meinert
David A. Meinert
Executive Vice President, Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	News Release dated October 30, 2008